EXHIBIT 99.1
On August 12, 2026, Braemar Hotels & Resorts Inc. (“Braemar” or the “Company”) completed the sale of the Pier House Resort & Spa located in Key West, Florida for $190.0 million in cash, subject to customary prorations and adjustments. In conjunction with the sale, the Company received approximately $187.5 million in cash, net of selling expenses, and repaid approximately $93.7 million on the mortgage loan partially secured by the hotel property.
The following unaudited pro forma financial information of the Company, as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on June 30, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the six months ended June 30, 2026, assumes the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the hotel property and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain resulting from the disposition of the hotel property is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2026
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Pier House Resort & Spa (B)	Adjustments		Braemar Consolidated Pro Forma
ASSETS
Investment in hotel properties, gross	$1,402,848	$90,194	$—		$1,312,654
Accumulated depreciation	(304,522)	(11,326)	—		(293,196)
Investment in hotel properties, net	1,098,326	78,868	—		1,019,458
Cash and cash equivalents	93,865	4,565	187,490	(C) (i)	187,417
			4,298	(C) (i)
			(93,671)	(C) (ii)
Restricted cash	52,604	1,596	—		51,008
Accounts receivable, net of allowance of $129	27,671	1,015	—		26,656
Inventories	3,278	127	—		3,151
Note receivable	9,197	—	—		9,197
Prepaid expenses	4,342	368	—		3,974
Deposit paid to Ashford Inc.	17,000	—	—		17,000
Deferred costs, net	73	—	—		73
Derivative assets	373	—	—		373
Operating lease right-of-use assets	330	11	—		319
Other assets	9,912	48	—		9,864
Due from third-party hotel managers	13,884	—	—		13,884
Assets held for sale	327,886	—	—		327,886
Total assets	$1,658,741	$86,598	$98,117		$1,670,260
LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$745,918	$93,593	$—		$652,325
Accounts payable and accrued expenses	98,222	3,113	—		95,109
Redeemable preferred stock redemptions payable	54,760	—	—		54,760
Dividends and distributions payable	3,807	—	—		3,807
Due to Ashford Inc., net	680	114	—		566
Due to related parties, net	199	194	—		5
Due to third-party hotel managers	657	—	—		657
Operating lease liabilities	383	11	—		372
Other liabilities	7,500	—	—		7,500
Liabilities associated with assets held for sale	268,178	—	—		268,178
Total liabilities	1,180,304	97,025	—		1,083,279
5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at June 30, 2026	65,426	—	—		65,426
Series E redeemable preferred stock, $0.01 par value, 8,637,450 shares issued and outstanding at June 30, 2026	215,936	—	—		215,936
Series M redeemable preferred stock, $0.01 par value, 1,312,137 shares issued and outstanding at June 30, 2026	32,820	—	—		32,820
Redeemable noncontrolling interests in operating partnership	15,197	—	—		15,197
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at June 30, 2026	16	—	—		16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,679,318 shares issued and outstanding at June 30, 2026	687	—	—		687
Additional paid-in capital	707,922	(10,427)	78,868	(C) (i)	707,922
			4,298	(C) (i)
			(93,593)	(C) (ii)
Accumulated deficit	(561,597)	—	108,622	(C) (i)	(453,053)
			(78)	(C) (ii)
Total stockholders’ equity of the Company	147,028	(10,427)	98,117		255,572
Noncontrolling interest in consolidated entities	2,030	—	—		2,030
Total equity	149,058	(10,427)	98,117		257,602
Total liabilities and equity	$1,658,741	$86,598	$98,117		$1,670,260
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Braemar as of June 30, 2026, as reported in its Quarterly Report on Form 10-Q for the six months ended June 30, 2026, filed on August 6, 2026.
(B)Represents the removal of the historical balance sheet of the Pier House Resort & Spa as of June 30, 2026.
(C)Represents adjustments for Braemar’s disposition of the Pier House Resort & Spa as of June 30, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $187.5 million, net of selling expenses, and $4.3 million of cash received for hotel net working capital; and (ii) the cash paid to repay the mortgage loan partially secured by the hotel property.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Pier House Resort & Spa (B)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$428,990	$23,332	$—		$405,658
Food and beverage	179,538	4,495	—		175,043
Other	95,487	3,011	—		92,476
Total hotel revenue	704,015	30,838	—		673,177
EXPENSES
Hotel operating expenses:
Rooms	104,367	3,332	—		101,035
Food and beverage	141,846	3,406	—		138,440
Other expenses	223,977	6,966	—		217,011
Management fees	21,995	924	—		21,071
Total hotel operating expenses	492,185	14,628	—		477,557
Property taxes, insurance and other	34,253	2,049	—		32,204
Depreciation and amortization	92,578	1,589	—		90,989
Impairment charges	54,492	—	—		54,492
Advisory services fee	29,186	—	—		29,186
Corporate general and administrative	11,754	—	—		11,754
Total expenses	714,448	18,266	—		696,182
Gain (loss) on disposition of assets and hotel property	82,797	—	108,622	(C) (i)	191,419
OPERATING INCOME (LOSS)	72,364	12,572	108,622		168,414
Equity in earnings (loss) of unconsolidated entity	(56)	—	—		(56)
Interest income	6,246	—	—		6,246
Other income (expense)	(1,572)	—	—		(1,572)
Interest expense and amortization of premiums and loan costs	(98,539)	(8,065)	—		(90,474)
Write-off of premiums, loan costs and exit fees	(1,833)	—	—		(1,833)
Gain (loss) on extinguishment of debt	(2,686)	—	(78)	(C) (ii)	(2,764)
Realized and unrealized gain (loss) on derivatives	(355)	—	—		(355)
INCOME (LOSS) BEFORE INCOME TAXES	(26,431)	4,507	108,544		77,606
Income tax (expense) benefit	(1,979)	—	2	(C) (iii)	(1,977)
NET INCOME (LOSS)	(28,410)	4,507	108,546		75,629
(Income) loss attributable to noncontrolling interest in consolidated entities	325	—	—		325
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,767	—	(7,189)	(C) (iv)	(1,422)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(22,318)	4,507	101,357		74,532
Preferred dividends	(35,273)	—	—		(35,273)
Deemed dividends on preferred stock	(15,112)	—	—		(15,112)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$(72,703)	$4,507	$101,357		$24,147
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(1.07)				$0.36
Weighted average common shares outstanding—basic	67,621				67,621
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(1.07)				$0.32
Weighted average common shares outstanding—diluted	67,621				103,226

See accompanying notes.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2026
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Pier House Resort & Spa (B)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$230,984	$14,905	$—		$216,079
Food and beverage	97,664	2,554	—		95,110
Other	51,361	1,916	—		49,445
Total hotel revenue	380,009	19,375	—		360,634
EXPENSES
Hotel operating expenses:
Rooms	49,096	1,693	—		47,403
Food and beverage	73,807	1,707	—		72,100
Other expenses	112,802	3,728	—		109,074
Management fees	11,332	581	—		10,751
Total hotel operating expenses	247,037	7,709	—		239,328
Property taxes, insurance and other	12,159	968	—		11,191
Depreciation and amortization	44,012	735	—		43,277
Advisory services fee	14,684	—	—		14,684
Corporate general and administrative	9,280	—	—		9,280
Total expenses	327,172	9,412	—		317,760
Gain (loss) on disposition of assets and hotel property	17,398	—	—		17,398
OPERATING INCOME (LOSS)	70,235	9,963	—		60,272
Equity in earnings (loss) of unconsolidated entity	(31)	—	—		(31)
Interest income	1,584	—	—		1,584
Interest expense and amortization of premiums and loan costs	(41,708)	(3,714)	—		(37,994)
Write-off of premiums, loan costs and exit fees	(1,489)	—	—		(1,489)
Realized and unrealized gain (loss) on derivatives	283	—	—		283
INCOME (LOSS) BEFORE INCOME TAXES	28,874	6,249	—		22,625
Income tax (expense) benefit	(3,898)	—	222	(C) (iii)	(3,676)
NET INCOME (LOSS)	24,976	6,249	222		18,949
(Income) loss attributable to noncontrolling interest in consolidated entities	65	—	—		65
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(299)	—	378	(C) (iv)	79
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	24,742	6,249	600		19,093
Preferred dividends	(15,781)	—	—		(15,781)
Deemed dividends on preferred stock	(4,771)	—	—		(4,771)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$4,190	$6,249	$600		$(1,459)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$0.06				$(0.02)
Weighted average common shares outstanding—basic	68,556				68,556
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$0.06				$(0.02)
Weighted average common shares outstanding—diluted	68,556				68,556

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Braemar for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 12, 2026, and the historical consolidated statement of operations of Braemar for the six months ended June 30, 2026, as reported in its Quarterly Report on Form 10-Q for the six months ended June 30, 2026, filed on August 6, 2026.
(B)Represents the removal of the historical consolidated statements of operations of the Pier House Resort & Spa for the year ended December 31, 2025, and the six months ended June 30, 2026.
(C)Represents adjustments for the Company’s disposition of the Pier House Resort & Spa, which includes: (i) the estimated non-recurring gain on the disposition of the hotel property for the year ended December 31, 2025; (ii) an adjustment for the write-off of deferred loan costs and fees associated with the loan paydown; (iii) an adjustment for the estimated tax effect of the hotel property no longer being part of the consolidated group for the year ended December 31, 2025 and for the six months ended June 30, 2026; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the hotel property, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 6.91% for the year ended December 31, 2025, and 6.27% for the six months ended June 30, 2026. The pro forma gain and the related tax effects, resulting from the disposition of the hotel property are preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.